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                                                                    Exhibit 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                     SECTION 906 OF THE SARBANES-OXLEY ACT

     In connection with the Quarterly Report of Allied Research Corporation ("Allied") on Form 10-Q of the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, the undersigned, J. H. Binford Peay, III as President and Charles A. Hasper as Chief Financial Officer of Allied, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and result of operations of Allied.


                 /s/                                        /s/
-------------------------------------      -------------------------------------
         Charles A. Hasper                        J. H. Binford Peay, III
      Chief Financial Officer                          President

August 14, 2002                            August 14, 2002